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                                                                      EXHIBIT 11

                      INVESTORSBANCORP, INC. AND SUBSIDIARY
               COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE
                                   (UNAUDITED)

A reconciliation of the income and shares used in computing the basic and diluted earnings per share is as follows:

                                                      FOR THREE MONTHS ENDED               FOR SIX MONTHS ENDED
                                                      ----------------------               --------------------
                                                              JUNE 30,                            JUNE 30,
                                                              --------                            --------
                                                      2000             1999                2000             1999
                                                      ----             ----                ----             ----
Net income                                          $  177,957       $  103,486         $  353,820       $  121,734
                                                    ===========      ===========        ===========      ===========

Determination of shares:

Weighted average common shares
   outstanding (basic)                               1,050,000        1,050,000 *        1,050,000        1,050,000 *

Assumed conversion of stock options                          -            3,377 *                -           10,408 *
                                                    -----------      -----------        -----------      -----------

Weighted average common shares
   outstanding (diluted)                             1,050,000        1,053,377 *        1,050,000        1,060,408 *
                                                    ===========      ===========        ===========      ===========


Basic earnings per common share                     $     0.17       $     0.10 *       $     0.34       $     0.12 *
                                                    ===========      ===========        ===========      ===========

Diluted earnings per common share                   $     0.17       $     0.10 *       $     0.34       $     0.11 *
                                                    ===========      ===========        ===========      ===========



* Restated for 5% stock dividend as of the December 31, 1999 record date





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